                                                                  Exhibit 99

KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4675
Telephone:  (212) 446-4800
Facsimile:  (212) 446-4900
Richard M. Cieri (RC-6062)
Jonathan S. Henes (JH-1979)

Attorneys for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------------x
                                                   :
In re                                              :   Chapter 11
                                                   :
SOLUTIA INC., ET AL.,                              :   Case No. 03-17949 (PCB)
                                                   :
         Debtors.                                  :   (Jointly Administered)
                                                   :
---------------------------------------------------x


THIS MONTHLY OPERATING STATEMENT APPLIES TO:


 X  All Debtors                               Axio Research Corporation
---                                       ---

    Solutia Inc.                              Solutia Investments, LLC
---                                       ---

    Solutia Business Enterprises, Inc.        Beamer Road Management Company
---                                       ---

    Solutia Systems, Inc.                     Monchem, Inc.
---                                       ---

    Solutia Overseas, Inc.                    Solutia Inter-America, Inc.
---                                       ---

    CPFilms Inc.                              Solutia International Holding, LLC
---                                       ---

    Solutia Management Company, Inc.          Solutia Taiwan, Inc.
---                                       ---

    Monchem International, Inc.               Solutia Greater China, Inc.
---                                       ---


                     MONTHLY OPERATING STATEMENT FOR THE
                          MONTH OF JANUARY 2006 (1)
                          -------------------------


(1) The information contained in the Debtors' monthly operating report (the "MOR") is unaudited and is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by Solutia Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------------x
                                                   :
In re                                              :   Chapter 11
                                                   :
SOLUTIA INC., ET AL.,                              :   Case No. 03-17949 (PCB)
                                                   :
         Debtors.                                  :   (Jointly Administered)
                                                   :
---------------------------------------------------x


                     MONTHLY OPERATING STATEMENT FOR THE
                            MONTH OF JANUARY 2006
                            ---------------------

DEBTORS' ADDRESS:                         575 Maryville Centre Dr.
                                          St. Louis, MO 63141

DEBTORS' ATTORNEY:                        KIRKLAND & ELLIS LLP
                                          Richard M. Cieri (RC-6062)
                                          Jonathan S. Henes (JH-1979)
                                          Citigroup Center
                                          153 East 53rd Street
                                          New York, New York 10022-4675

CURRENT MONTH NET LOSS ($M):              $ 4

REPORT PREPARER:                          Timothy J. Spihlman

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs verifies, under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:      February 28, 2006               /s/ Timothy J. Spihlman
                                           -----------------------
                                           Timothy J. Spihlman
                                           Vice President and Controller

Indicate if this is an amended statement by checking here:  _______

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                       MONTHLY DISBURSEMENTS BY DEBTOR
                        For the Month of January 2006


-------------------------------------------------------------------------------

Solutia Inc.                                                $ 230,304,069.15
-------------------------------------------------------------------------------


Solutia Business Enterprises, Inc.*                         $ --
-------------------------------------------------------------------------------

Solutia Systems, Inc.                                       $ 1,284.00
-------------------------------------------------------------------------------

Solutia Overseas, Inc. *                                    $ --
-------------------------------------------------------------------------------

CPFilms Inc.                                                $ 9,267,146.50
-------------------------------------------------------------------------------

Solutia Management Company, Inc. *                          $ --
-------------------------------------------------------------------------------

Monchem International, Inc. *                               $ --
-------------------------------------------------------------------------------

Axio Research Corporation                                   $ 26.00
-------------------------------------------------------------------------------

Solutia Investments, LLC *                                  $ --
-------------------------------------------------------------------------------

Beamer Road Management Company *                            $ --
-------------------------------------------------------------------------------

Monchem, Inc. *                                             $ --
-------------------------------------------------------------------------------

Solutia Inter-America, Inc.                                 $ 9,711.09
-------------------------------------------------------------------------------

Solutia International Holding, LLC *                        $ --
-------------------------------------------------------------------------------

Solutia Taiwan, Inc.                                        $ 16,963.58
-------------------------------------------------------------------------------

Solutia Greater China, Inc. *                               $ --
-------------------------------------------------------------------------------


* These non-operating debtors had no constructive disbursements made on their behalf.

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                           STATEMENT ON INSURANCE
                        For the Month of January 2006


         All insurance policy premiums due, including those for workers compensation and disability insurance, have been paid and all the policies remain in effect.

                                     SOLUTIA INC., ET. AL.,
                        Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                    (Debtors in Possession)


                                         SOLUTIA GROUP*
                        STATEMENT OF CONSOLIDATED OPERATIONS (UNAUDITED)
                                     (DOLLARS IN MILLIONS)

                                                                                MONTH ENDED
                                                                              JANUARY 31, 2006
                                                                           --------------------
TOTAL NET SALES                                                              $             229
TOTAL COST OF GOODS SOLD                                                                   196
                                                                           --------------------
GROSS PROFIT                                                                                33

TOTAL MAT EXPENSE                                                                           21

                                                                           --------------------
OPERATING INCOME                                                                            12

EQUITY EARNINGS FROM AFFILIATES                                                              3
INTEREST EXPENSE                                                                            (7)
OTHER INCOME, NET                                                                            -

REORGANIZATION ITEMS:
   Professional fees                                                                        (3)
   Employee severance and retention costs                                                   (1)
   Other                                                                                    (1)
                                                                           --------------------
                                                                                            (5)

                                                                           --------------------
INCOME BEFORE TAXES                                                                          3
Income tax expense                                                                           2
                                                                           --------------------
NET INCOME                                                                   $               1
                                                                           ====================

See Accompanying Notes to Consolidated Financial Statements.


* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases

                                    SOLUTIA INC., ET. AL.,
                        Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                    (Debtors in Possession)


                                         SOLUTIA GROUP*
                    STATEMENT OF CONSOLIDATED FINANCIAL POSITION (UNAUDITED)
                                     AS OF JANUARY 31, 2006


                                ASSETS                                    (Dollars in
                                ------                                     millions)
                                                                       ---------------
Cash                                                                     $         93
Trade Receivables, net                                                            278
Inventories                                                                       288
Other Current Assets                                                              125
                                                                       ---------------
TOTAL CURRENT ASSETS                                                              784
Property, Plant and Equipment, net                                                801
Investments in Affiliates                                                         208
Intangible Assets, net                                                            111
Other Assets                                                                      105
                                                                       ---------------
TOTAL ASSETS                                                             $      2,009
                                                                       ===============

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------
Accounts Payable                                                         $        214
Short Term Debt                                                                   352
Other Current Liabilities                                                         230
                                                                       ---------------
TOTAL CURRENT LIABILITIES                                                         796
Long-Term Debt                                                                    250
Other Long-Term Liabilities                                                       253
                                                                       ---------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                                     1,299
LIABILITIES SUBJECT TO COMPROMISE                                               2,163
SHAREHOLDERS' DEFICIT                                                          (1,453)
                                                                       ---------------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                                $      2,009
                                                                       ===============
See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)


                               SOLUTIA GROUP*
              STATEMENT OF CONSOLIDATED CASH FLOWS (UNAUDITED)

                            (DOLLARS IN MILLIONS)

                                                                                                  MONTH ENDED
NET CASH USED IN OPERATING ACTIVITIES:                                                         JANUARY 31, 2006
                                                                                            ---------------------
              Net income                                                                      $                1
              Depreciation and amortization                                                                   10
              Restructuring expenses and other unusual items                                                   -
              Changes in assets and liabilities:
                Trade receivables                                                                            (25)
                Inventories                                                                                  (21)
                Accounts payable                                                                              (5)
                Other assets and liabilities                                                                 (17)
                                                                                            ---------------------
              NET CASH USED BEFORE REORGANIZATION ITEMS                                                      (57)
              OPERATING CASH FLOWS - REORGANIZATION ITEMS:
                Professional services fees                                                                    (3)
                Employee severance and retention payments                                                     (1)
                                                                                            ---------------------
                        NET CASH USED IN REORGANIZATION ITEMS                                                 (4)
                                                                                            ---------------------
                        NET CASH USED IN OPERATING ACTIVITIES                                                (61)
                                                                                            =====================

NET CASH USED IN INVESTING ACTIVITIES:
              Property, plant and equipment purchases                                                         (5)
                                                                                            ---------------------
                        NET CASH USED IN INVESTING ACTIVITIES                                                 (5)
                                                                                            =====================

NET CASH PROVIDED BY FINANCING ACTIVITIES:
              Net change in short-term debt obligations                                                       52
                                                                                            ---------------------
                        NET CASH PROVIDED BY FINANCING ACTIVITIES                                             52
                                                                                            =====================


NET DECREASE IN CASH AND CASH EQUIVALENTS                                                                    (14)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                                               107
                                                                                            ---------------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                                      $               93
                                                                                            =====================

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases

                                     SOLUTIA INC., ET. AL.,
                        Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                    (Debtors in Possession)

                                   SOLUTIA CHAPTER 11 DEBTORS
                        STATEMENT OF CONSOLIDATED OPERATIONS (UNAUDITED)
                                     (DOLLARS IN MILLIONS)

                                                                                MONTH ENDED
                                                                              JANUARY 31, 2006
                                                                            -------------------
TOTAL NET SALES                                                               $            189
TOTAL COST OF GOODS SOLD                                                                   171
                                                                            -------------------
GROSS PROFIT                                                                                18

TOTAL MAT EXPENSE                                                                           17

                                                                            -------------------
OPERATING INCOME                                                                             1

EQUITY EARNINGS FROM AFFILIATES                                                              3
INTEREST EXPENSE, NET                                                                       (5)
OTHER INCOME, NET                                                                            2

REORGANIZATION ITEMS:
   Professional fees                                                                        (3)
   Employee severance and retention costs                                                   (1)
   Other                                                                                    (1)
                                                                            -------------------
                                                                                            (5)

                                                                            -------------------
LOSS BEFORE TAXES                                                                           (4)
Income tax expense                                                                           -
                                                                            -------------------
NET LOSS                                                                      $             (4)
                                                                            ===================

See Accompanying Notes to Consolidated Financial Statements.

                                     SOLUTIA INC., ET. AL.,
                        Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                    (Debtors in Possession)

                                   SOLUTIA CHAPTER 11 DEBTORS
                    STATEMENT OF CONSOLIDATED FINANCIAL POSITION (UNAUDITED)
                                     AS OF JANUARY 31, 2006


                                ASSETS                                   (Dollars in
                                ------                                    millions)
                                                                       ---------------
Cash                                                                     $          8
Trade Receivables, net                                                            149
Account Receivables-Unconsolidated Subsidiaries                                    43
Inventories                                                                       186
Other Current Assets                                                               86
                                                                       ---------------
TOTAL CURRENT ASSETS                                                              472
Property, Plant and Equipment, net                                                669
Investments in Subsidaries and Affiliates                                         541
Intangible Assets, net                                                            100
Other Assets                                                                       63
                                                                       ---------------
TOTAL ASSETS                                                             $      1,845
                                                                       ===============

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------
Accounts Payable                                                         $        173
Short Term Debt                                                                   352
Other Current Liabilities                                                         162
                                                                       ---------------
TOTAL CURRENT LIABILITIES                                                         687
Other Long-Term Liabilities                                                       200
                                                                       ---------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                                       887
LIABILITIES SUBJECT TO COMPROMISE                                               2,268
SHAREHOLDERS' DEFICIT                                                          (1,310)
                                                                       ---------------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                                $      1,845
                                                                       ===============

See Accompanying Notes to Consolidated Financial Statements.

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND BANKRUPTCY PROCEEDINGS

Nature of Operations

         Solutia Inc., together with its subsidiaries (referred to herein as "Solutia", the "Solutia Group" or the "Company"), is a global manufacturer and marketer of a variety of high-performance chemical-based materials. Solutia is a world leader in performance films for laminated safety glass and after-market applications; specialty products such as water treatment chemicals, heat transfer fluids and aviation hydraulic fluids; and an integrated family of nylon products including high-performance polymers and fibers.

         Prior to September 1, 1997, Solutia was a wholly-owned subsidiary of the former Monsanto Company (now known as Pharmacia Corporation, a wholly-owned subsidiary of Pfizer, Inc.). On September 1, 1997, Pharmacia distributed all of the outstanding shares of common stock of Solutia as a dividend to Pharmacia stockholders (the "spinoff"). As a result of the spinoff, on September 1, 1997, Solutia became an independent publicly held company and its operations ceased to be owned by Pharmacia. A net deficiency of assets of $113 million resulted from the spinoff.


Proceedings Under Chapter 11 of the Bankruptcy Code

         On December 17, 2003, Solutia Inc. and its 14 U.S. subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York (the "Chapter 11 Cases"). The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

         The filing was made to restructure Solutia's balance sheet by reducing indebtedness to appropriate levels, to streamline operations and to reduce costs, in order to allow Solutia to emerge from Chapter 11 as a viable going concern, and to obtain relief from the negative financial impact of liabilities for litigation, environmental remediation and certain post-retirement benefits (the "Legacy Liabilities") and liabilities under operating contracts, all of which were assumed at the time of the Solutia Spinoff. These factors, combined with the weakened state of the chemical manufacturing sector, general economic conditions and continuing high, volatile energy and crude oil costs have been an obstacle to Solutia's financial stability and success.

         Under Chapter 11, Solutia is operating its businesses as a debtor-in-possession ("DIP") under court protection from creditors and claimants. Since the Chapter 11 filing, all orders sufficient to enable Solutia to conduct normal business activities, including the approval of Solutia's DIP financing, have been entered by the bankruptcy court. While Solutia is subject to Chapter 11, all transactions not in the ordinary course of business require the prior approval of the bankruptcy court.

         On January 16, 2004, pursuant to authorization from the bankruptcy court, Solutia entered into a $525 million DIP credit facility. This DIP facility consists of (i) a $50 million multiple draw term loan; (ii) a $300 million single draw term loan, which was drawn in full on the effective date of the facility; and

(iii) a $175 million borrowing-based revolving credit facility, which includes a $150 million letter of credit subfacility. The DIP credit facility was subsequently amended on March 1, 2004 and July 20, 2004. A third amendment was entered into on June 1, 2005, with bankruptcy court approval. The third amendment reduced the interest rate on the term loan component of the DIP facility to LIBOR plus 4.25 percent from the previous interest rate of the greater of the prime rate plus 4.0 percent or 8.0 percent, extended the maturity date of the current facility to June 19, 2006 from the previous December 19, 2005 maturity date, and made other minor modifications.

         As a consequence of the Chapter 11 filing, pending litigation against Solutia is generally stayed, and no party may take any action to collect its pre-petition claims except pursuant to order of the bankruptcy court. November 30, 2004 was the last date by which holders of pre-filing date claims against the Debtors could file such claims. Any holder of a claim that was required to file such claim by November 30, 2004, and did not do so may be barred from asserting such claim against the Debtors and, accordingly, may not be able to participate in any distribution on account of such claim. Differences between claim amounts identified by the Debtors and claims filed by claimants will be investigated and resolved in connection with the Debtors' claims resolution process, and only holders of claims that are ultimately allowed for purposes of the Chapter 11 case will be entitled to distributions. Solutia has not yet completed its analysis of all the proofs of claim. Since the settlement terms of allowed claims are subject to a confirmed plan of reorganization, the ultimate distribution with respect to allowed claims is not presently ascertainable.

         On February 14, 2006, the Debtors filed with the Bankruptcy Court their Joint Plan of Reorganization (the "Plan") and Disclosure Statement (the "Disclosure Statement"). The Plan and Disclosure Statement along with the Relationship Agreement (as defined below) and Retiree Settlement Agreement, entered into among Solutia, the official committee of unsecured creditors and official committee of retirees appointed in the Chapter 11 Cases, Monsanto, certain retirees and the other parties thereto (the "Retiree Settlement"), set forth the terms of a global settlement the "Global Settlement") between Solutia, the Official Committee of Unsecured Creditors in the Debtors' Chapter 11 Cases (the "Unsecured Creditors' Committee"), Monsanto Company ("Monsanto") and Pharmacia. The Global Settlement provides for, among other things, the reallocation of certain Legacy Liabilities among Solutia, Monsanto and Pharmacia and the treatment various constituencies in the Chapter 11 Cases will receive under the Plan. The Disclosure Statement contains a description of the events that led up to the Debtors' bankruptcy filings, the actions the Debtors' have taken to improve their financial situation while in bankruptcy and a current description of the Debtors' businesses. The reallocation of liabilities between Solutia and Monsanto is set forth in a Relationship Agreement (the "Relationship Agreement") to be entered into between Solutia and Monsanto upon confirmation of the Plan. The Relationship Agreement was filed with the Bankruptcy Court on February 21, 2006 as an exhibit to the Plan. The Plan including the Relationship Agreement and Retiree Settlement Agreement, and the Disclosure Statement were furnished as exhibits to a Form 8-K filed on February 21, 2006.

         The Plan, which incorporates the Relationship Agreement and Retiree Settlement, is subject to approval by the Bankruptcy Court and the approval of other constituencies in accordance with the Bankruptcy Code as well as various other conditions and contingencies, some of which are not within the control of Solutia, and therefore are subject to change and are not binding upon any party. The Disclosure Statement remains subject to change pending a hearing in the Bankruptcy Court to consider the legal adequacy of the Disclosure Statement. Once the Disclosure Statement is approved by the Bankruptcy Court, it will be distributed to all constituencies entitled to vote on the Plan. Solutia cannot provide any assurance that any plan of reorganization ultimately confirmed by the Bankruptcy Court, or any disclosure statement ultimately approved by the Bankruptcy Court, will be consistent with the terms of the Plan and Disclosure Statement.

         If confirmed, the Plan will provide Solutia with significant relief from the Legacy Liabilities it was required to assume in the Solutia Spinoff. These Legacy Liabilities included: (1) retiree medical, retiree life insurance and retiree disability benefits ("Retiree Welfare Benefits") for those individuals who retired or became disabled prior to the Solutia Spinoff ("Pre-Spin Retirees"); (2) environmental remediation costs related to activities of the chemicals business of Pharmacia that occurred prior to the Solutia Spinoff; and (3) toxic tort litigation costs relating to chemical exposure associated with the activities of Pharmacia that occurred prior to the Solutia Spinoff.

         Under the Plan, Solutia would emerge from bankruptcy as an independent publicly held company ("reorganized Solutia"). The Plan provides for $250 million of new investment in a reorganized Solutia. This new investment will be in the form of a rights offering to certain unsecured creditors, who will be given the opportunity to purchase 22.7 percent of the common stock in the reorganized company. Monsanto will backstop the rights offering, meaning it will commit to purchase up to the entire $250 million of stock, making up for any amount of the rights offering left unsubscribed by the unsecured creditors. If Monsanto is required to make the full new money investment under the rights offering, Monsanto's equity interest in reorganized Solutia is expected to range from approximately 45 percent to 49 percent, depending on the actual amount of allowed general unsecured claims. The holders of allowed general unsecured claims would receive the remainder of the common stock in reorganized Solutia.

         Of this $250 million new investment, $175 million will be set aside in a Voluntary Employees' Beneficiary Association ("VEBA") Retiree Trust to fund the Retiree Welfare Benefits for those Pre-Spin Retirees who receive these benefits from Solutia, and $50 million will be used to fund Solutia's environmental remediation commitments in Anniston, Alabama and Sauget, Illinois, as described below. The remaining $25 million will be available for Solutia to pay any of the Legacy Liabilities that it is retaining.

         Under the Plan and Relationship Agreement, as between Monsanto and Solutia, Monsanto will be responsible for all current and future tort litigation costs arising from Pharmacia's chemical business prior to the Solutia Spinoff, including litigation arising from exposure to PCBs and other chemicals. In addition, Monsanto will accept financial responsibility for environmental remediation obligations at all sites for which Solutia was required to assume responsibility as part of the Solutia Spinoff but which were never owned or operated by Solutia. This includes more than 50 sites with active remediation projects and approximately 200 additional known sites and off-site disposal facilities, as well as sites that have not yet been identified. Finally, Monsanto will share financial responsibility with Solutia for off-site remediation costs in Anniston, Alabama and Sauget, Illinois. Under this cost-sharing mechanism, the first $50 million will be paid from the proceeds of the rights offering (as described above), Monsanto would pay the next $50 million (less amounts it has paid for remediation at these sites during the Chapter 11 Cases, which totaled over $30 million as of January 31, 2006), Solutia would be responsible for the next $325 million in costs, and any further costs would be shared equally between Solutia and Monsanto. Under certain circumstances, Solutia would be able to defer paying a portion of its shared responsibility with respect to the Anniston and Sauget sites in excess of $30 million in any calendar year, up to $25 million in the aggregate. Any deferred amounts would be paid by Monsanto, but subject to repayment by Solutia at a later date. The Plan and Relationship Agreement provide that Solutia will continue to pay its annual installment and education fund obligations relating to the August 2003 Anniston polychlorinated biphenyls ("PCBs") settlement and education fund obligations relating to the Anniston Partial Consent Decree.

         The Plan incorporates the terms of the Retiree Settlement Agreement, which was negotiated with the Official Retirees Committee, which represents more than 23,000 former employees of Pharmacia and Solutia and their dependents. Although the Retiree Settlement Agreement includes benefit modifications, the Plan, through the $175 million from the rights offering that will be set aside into the VEBA Trust, provides significant current funding which will greatly improve Solutia's ability to meet these benefit obligations going forward. Under the Retiree Settlement Agreement, retirees will retain their company-provided medical benefits, although the cost to retirees for such benefits will increase. Most retirees will retain their company-provided life insurance benefits, although some will experience a modification in the benefit provided. The settlement also maintains Solutia's rights according to a separate 2001 settlement and a post-settlement retiree medical plan, under which Solutia intends to make certain changes effective January 1, 2007, including the elimination of company-provided medical benefits for certain groups of retirees that also are eligible for Medicare coverage.

         In consideration of the benefit modifications being accepted by retirees pursuant to the Retiree Settlement Agreement, the Plan contemplates that the retirees will receive an unsecured claim for $35 million in Solutia's bankruptcy case. The common stock in the reorganized Solutia received on account of this claim would be deposited in the VEBA Trust and used to pay Retiree Welfare Benefits. This would be in addition to the $175 million contributed to the VEBA Trust from the proceeds of the rights offering. The VEBA Trust would be a bankruptcy-remote entity and would be managed by an independent trustee.

         The Plan does not provide for distributions to the holders of Solutia's existing equity. Solutia's existing shares of common stock, as well as options and warrants to purchase its common stock, would be cancelled and holders of Solutia's common stock, including options and warrants to purchase Solutia's common stock, would receive no consideration for that stock or those options and warrants. Although the Plan does not provide for any distributions to holders of Solutia's existing equity, the Official Committee of Equity Security Holders in Solutia's bankruptcy case has filed a complaint against Pharmacia and Monsanto, and an objection to the proofs of claim filed by Monsanto and Pharmacia in Solutia's bankruptcy, arguing that holders of Solutia's existing equity are entitled to some form of distribution.

         In order to exit Chapter 11 successfully, Solutia must propose and obtain confirmation by the bankruptcy court of a plan of reorganization that satisfies the requirements of the U.S. Bankruptcy Code. As provided by the U.S. Bankruptcy Code, Solutia had the exclusive right to propose a plan of reorganization for 120 days following the Chapter 11 filing date. The bankruptcy court has subsequently approved several extensions of the exclusivity period, the most recent of which is set to expire on April 10, 2006. Although Solutia expects to receive further extensions of the exclusivity period, no assurance can be given that any such future extension requests will be granted by the bankruptcy court. Moreover, although Solutia has filed the Plan which provides for Solutia's emergence from bankruptcy as a going concern, there can be no assurance that the Plan, or any other plan of reorganization, will be confirmed by the bankruptcy court or that any such plan will be implemented successfully.

Basis of Consolidation

         The consolidated financial statements of the Solutia Group include the accounts of Solutia Inc. and its majority-owned U.S. and non-U.S. subsidiaries. The non-U.S. subsidiaries did not commence Chapter 11 cases. The consolidated financial statements of the Solutia Chapter 11 Debtors include the accounts of Solutia Inc. and its majority-owned U.S. subsidiaries, with investments in non-U.S. subsidiaries accounted for on the cost basis. In each case, all significant intercompany transactions and balances have been eliminated in consolidation. Companies in which Solutia has a significant interest but not a controlling interest are accounted for under the equity method of accounting and included in investments in subsidiaries and affiliates in the statement of consolidated financial position. Solutia's proportionate share of these companies' net earnings or losses is reflected in equity earnings (loss) from affiliates in the consolidated statement of operations. In accordance with Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities, variable interest entities in which Solutia is the primary beneficiary are consolidated within the consolidated financial statements.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America have been condensed or omitted for purposes of this Operating Report. The consolidated statement of operations for any interim period is not necessarily indicative of the results that may be expected for a quarter, full year, or any future interim period.

Liquidity

         Solutia announced in February 2006 that it received a fully underwritten commitment for $825 million of debtor-in-possession ("DIP") financing, maturing March 31, 2007. This represents a $300 million increase and more than a nine-month extension over Solutia's current DIP financing. The increased availability under the DIP financing provides Solutia with additional liquidity for operations and the ability to fund mandatory pension payments that are coming due in 2006. The DIP financing can be repaid by Solutia at any time without prepayment penalties. This amendment requires bankruptcy court approval, which Solutia expects to receive in March 2006.

         At January 31, 2006, total liquidity for the Solutia Group was approximately $172 million, consisting of $93 million of cash and DIP facility availability of $79 million. At January 31, 2006, total liquidity for the Solutia Chapter 11 Debtors was approximately $87 million, consisting of $8 million of cash and DIP facility availability of $79 million.



2. SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies are consistent with those listed in the Company's 2004 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 10, 2005 with the exception of Solutia's change in accounting principle in 2005 related specifically to the adoption of FASB issued Interpretation No. 47, Accounting for Conditional Asset Retirement Obligations - an interpretation of FASB Statement No. 143 ("FIN 47"). FIN 47 clarifies that the term "conditional asset retirement obligation" as used in Statement of Financial Accounting Standards No.143, Accounting for Asset Retirement Obligations ("SFAS No. 143"), refers to a legal obligation to perform an asset retirement activity in which the timing and (or) method of settlement are conditional on a future event that may or may not be within the control of the entity.

                                                       SOLUTIA INC., ET. AL.,
                                          Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                      (Debtors in Possession)

                                                     SOLUTIA CHAPTER 11 DEBTORS
                               SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                                    MONTH ENDED JANUARY 31, 2006

                                                          PRE-PETITION             POST-PETITION                 TOTAL
                                                             AMOUNT                   AMOUNT                    AMOUNT
                                                      ---------------------    ----------------------    ----------------------
                                                                                                              C
1.     GROSS SALARIES AND WAGES                                       -             26,210,835.13             26,210,835.13

2.     PAYROLL TAXES WITHHELD                                         -              5,319,709.01              5,319,709.01

3.     EMPLOYER PAYROLL TAX CONTRIBUTED                               -              2,448,357.25              2,448,357.25

4.     GROSS TAXABLE SALES                                            -                831,662.78                831,662.78

5.     SALES TAXES COLLECTED / USE TAX PAID                           -                430,008.65                430,008.65

6.     PROPERTY TAXES PAID                                            -                 35,126.31                 35,126.31

7.     OTHER TAXES PAID                                               -                  2,334.47                  2,334.47

                                                       SOLUTIA INC., ET. AL.,
                                          Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                      (Debtors in Possession)

                                                     SOLUTIA CHAPTER 11 DEBTORS
                               SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                                    MONTH ENDED JANUARY 31, 2006

DATES AND AMOUNTS PAID TO TAXING AGENCIES (ITEMS 2, 3, 5, 6, 7)
                                           PRE-PETITION     POST-PETITION         TOTAL                                     ITEM
    DEBTOR ENTITY            DATE             AMOUNT           AMOUNT             AMOUNT    TYPE OF TAX                    NUMBER
-----------------------------------------------------------------------------------------------------------------------------------
Solutia Inc.              1/3/2006                 -          26,458.03          26,458.03  Employee Payroll Taxes            2
Solutia Inc.              1/4/2006                 -         111,116.98         111,116.98  Employee Payroll Taxes            2
Solutia Inc.              1/5/2006                 -         171,154.94         171,154.94  Employee Payroll Taxes            2
Solutia Inc.              1/6/2006                 -         286,578.65         286,578.65  Employee Payroll Taxes            2
Solutia Inc.              1/9/2006                 -           6,141.18           6,141.18  Employee Payroll Taxes            2
Solutia Inc.             1/11/2006                 -          99,401.85          99,401.85  Employee Payroll Taxes            2
Solutia Inc.             1/13/2006                 -       1,243,272.30       1,243,272.30  Employee Payroll Taxes            2
Solutia Inc.             1/18/2006                 -          89,453.11          89,453.11  Employee Payroll Taxes            2
Solutia Inc.             1/19/2006                 -         216,631.91         216,631.91  Employee Payroll Taxes            2
Solutia Inc.             1/20/2006                 -         227,870.10         227,870.10  Employee Payroll Taxes            2
Solutia Inc.             1/25/2006                 -          90,416.46          90,416.46  Employee Payroll Taxes            2
Solutia Inc.             1/26/2006                 -          74,860.27          74,860.27  Employee Payroll Taxes            2
Solutia Inc.             1/27/2006                 -         220,831.01         220,831.01  Employee Payroll Taxes            2
Solutia Inc.             1/31/2006                 -       1,550,359.05       1,550,359.05  Employee Payroll Taxes            2
Solutia Inc.              1/3/2006                 -             118.83             118.83  Employer Payroll Taxes            3
Solutia Inc.              1/4/2006                 -          31,331.18          31,331.18  Employer Payroll Taxes            3
Solutia Inc.              1/5/2006                 -          56,682.05          56,682.05  Employer Payroll Taxes            3
Solutia Inc.              1/6/2006                 -          79,833.96          79,833.96  Employer Payroll Taxes            3
Solutia Inc.              1/9/2006                 -           2,036.87           2,036.87  Employer Payroll Taxes            3
Solutia Inc.             1/11/2006                 -          28,756.56          28,756.56  Employer Payroll Taxes            3
Solutia Inc.             1/13/2006                 -         611,842.40         611,842.40  Employer Payroll Taxes            3
Solutia Inc.             1/18/2006                 -          26,564.89          26,564.89  Employer Payroll Taxes            3
Solutia Inc.             1/19/2006                 -          70,835.05          70,835.05  Employer Payroll Taxes            3
Solutia Inc.             1/20/2006                 -          50,243.15          50,243.15  Employer Payroll Taxes            3
Solutia Inc.             1/25/2006                 -          26,937.46          26,937.46  Employer Payroll Taxes            3
Solutia Inc.             1/26/2006                 -          22,699.81          22,699.81  Employer Payroll Taxes            3
Solutia Inc.             1/27/2006                 -          50,449.78          50,449.78  Employer Payroll Taxes            3
Solutia Inc.             1/31/2006                 -         556,926.70         556,926.70  Employer Payroll Taxes            3
CP Films Inc.              1/31/06                 -          44,078.25          44,078.25  Sales                             5
Solutia Inc.               1/19/06                 -         378,763.20         378,763.20  Sales/Use                         5
CP Films Inc.              1/31/06                 -           7,167.20           7,167.20  Use                               5
Solutia Inc.               1/30/06                 -          22,366.11          22,366.11  Property Tax                      6
Solutia Inc.               1/25/06                 -          12,760.20          12,760.20  Property Tax                      6
Solutia Systems Inc.       1/31/06                 -           1,284.00           1,284.00  Annual Report                     7
Solutia Inc.               1/31/06                 -             505.00             505.00  Business License                  7
Solutia Inc.               1/31/06                 -              29.49              29.49  Federal Excise Tax                7
Solutia Inc.               1/30/06                 -             200.00             200.00  Polluant Tax Bond                 7
Solutia Inc.               1/30/06                 -             315.98             315.98  Subdivision Fee                   7